CERTAIN CONFIDENTIAL PORTIONS HAVE BEEN REDACTED FROM THIS EXHIBIT BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.  INFORMATION THAT HAS BEEN OMITTED HAD BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

AMENDMENT No. 6 TO PURCHASE AGREEMENT COM0041-16
This Amendment No. 6 [COM0127-18] (the "Amendment No. 6") dated as of March 26, 2018 is between Embraer S.A. ("Embraer") and Horizon Air Industries, Inc. ("Buyer"), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0041-16 dated April 11, 2017 as amended from time to time (the "Purchase Agreement").
All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No. 6 and the Purchase Agreement, this Amendment No. 6 shall control.

WHEREAS, Embraer has proposed and Buyer has agreed to advance the Contractual Delivery Date of Aircraft #24, #25 and #26 from 2019 to 2018.

WHEREAS, Buyer has requested and Embraer has agreed to postpone the Contractual Delivery Date of Aircraft #31, #32 and #33 from 2019 to 2021, also to postpone the Option Aircraft #01 to #06 from 2020 to 2022 and Option Aircraft #07 to #12 from 2020 to 2023.

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Embraer and Buyer agree as follows:

1. DELIVERY

The Attachment E to the Purchase Agreement is hereby deleted and replaced in its entirety by the Attachment E to this Amendment No. 6, which shall be deemed to be Attachment E for all purposes under the Purchase Agreement.

2. REINSTATEMENT OF PURCHASE AGREEMENT
All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 6 shall remain in full force and effect without any change.

3. COUNTERPARTS

This Amendment No. 6 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.
This Amendment No. 6 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

[INTENTIONALLY LEFT BLANK – SIGNATURE PAGE FOLLOWS]

AMENDMENT No. 6 TO PURCHASE AGREEMENT COM0041-16

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 6 to be effective as of the date first written above.

EMBRAER S.A.    Horizon Air Industries, Inc.

By: _______________________        By: ________________________

Name:                        Name:

Title:                        Title:

By:________________________

Name:

Title:

Place: ______________________     Place: _____________________

COM0127-18 Page 2 of #NUM_PAGES#
Amendment No.6 to PA COM0041-16

ATTACHMENT “E” AIRCRAFT DELIVERY SCHEDULE

1.Firm and Confirmed Option Aircraft Delivery Schedule (ref. Purchase Agreement, Article 5)

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Attachment “E” to Purchase Agreement COM0041-16 Page 1 of 2 Amendment No 6 (COM0651-17)

ATTACHMENT “E” AIRCRAFT DELIVERY SCHEDULE

2.Option Aircraft Delivery Schedule (ref. Purchase Agreement, Article 21)

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Attachment “E” to Purchase Agreement COM0041-16 Page 2 of 2 Amendment No 6 (COM0651-17)